UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    (Pursuant to section 13 or 15(D) of the Securities Exchange Act of 1934)

Date of Report (Date of earliest event reported)       September 17, 2002
                                                     ----------------------

                                ZYGO CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     0-12944                  06-0964500
----------------------------         ------------            -------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation               File Number)            Identification No.)

  Laurel Brook Road, Middlefield, CT                                 06455-0448
---------------------------------------                              ----------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:          (860) 347-8506
                                                          --------------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

On September 17, 2002, Zygo Corporation issued the press release attached hereto as Exhibit 99.1 which is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.

       Exhibit Number      Description of Document
       --------------      -----------------------
            99.1           Press release, dated September 17, 2002,
                           announcing a multi-million dollar development contract awarded to ZYGO.

            99.2 Development Agreement dated September 11, 2002, between Zygo Corporation and Canon, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ZYGO CORPORATION

Date: September 17, 2002                 By:  /s/ J. BRUCE ROBINSON
                                              ---------------------------------
                                              Name:  J. Bruce Robinson
                                              Title: Chairman, President and
                                                     Chief Executive Officer

                                 EXHIBIT INDEX

99.1 Press release, dated September 17, 2002, announcing a multi-million dollar development contract awarded to ZYGO.

99.2 Development Agreement dated September 11, 2002, between Zygo Corporation and Canon, Inc.